SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2004

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13782	25-1615902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Air Brake Avenue, Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (412)-825-1000

Item 5.	Other Items.

By press release dated May 21, 2004, Westinghouse Air Brake Technologies Corporation (the “Corporation”) announced that Gregory T. H. Davies, its President and Chief Executive Officer, and a Member of the Board of Directors, is resigning due to health reasons.

Item 7.	Financial Statements; Proforma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated May 21, 2004 regarding the matter referenced in Item 5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (Registrant)

	By:	/s/ ALVARO GARCIA-TUNON

	Name:	Alvaro Garcia-Tunon
Date: May 24, 2004	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description and Method of Filing

Exhibit 99.1	Press release dated May 21, 2004, filed here with.